Exhibit 99.1 Analyst Day September 4, 2019 1

9:45 Registration and Welcome 10:00 MTS Overview Dr. Jeffrey Graves, President and Chief Executive Officer Brian Ross, EVP and Chief Financial Officer 10:30 Test & Simulation Steven Harrison, EVP and President, Test & Simulation 11:15 Break 11:30 Sensors David Hore, EVP and President, Sensors 12:15 Risk and ESG Phyllis Nordstrom, SVP and Chief Risk & Compliance Officer 12:30 Lunch 1:00 Facility Tour and Demonstrations 2:00 Parting Comments 2

Dr. Jeffrey Graves President and Chief Executive Officer 3

4 Statements in the presentations today and in our comments that are not historical or current facts are “forward-looking statements” as defined in, and as covered by the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current expectations or beliefs. We caution that future results could differ materially from those projected in these presentations depending on many factors, some beyond our control, including, but not limited to, FORWARD- those presented in our most recent Form 10-K and subsequent Forms 10-Q and Forms 8-K filed with the Securities and Exchange LOOKING Commission. We urge you to consider all of these risks, uncertainties STATEMENTS and other factors carefully in evaluating the forward-looking statements contained in these presentations. The forward-looking statements & NON-GAAP contained in these presentations are made only as of the date of these presentations and we disclaim any obligation to revise forward-looking METRICS statements made today based on future information. Today’s presentations may also include financial measures that are not calculated in accordance with GAAP, including EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow. Reconciliations of the non-GAAP financial measures used in these presentations to the most comparable GAAP measures can be found in the tables in the appendix to these presentations. Non-GAAP financial measures have limitations as analytical tools and they should not be considered in isolation or as a substitute for GAAP measures.

5 Mission Vision To be the leader in creating Through innovation and innovative test, simulation, and customer service, create measurement solutions to enable value to drive growth. our customers’ success. COMPANY OVERVIEW Values Accountability Total Customer Innovation and Integrity Satisfaction Passion Invest In Our Future Respect Operational Excellence

6 EXPERIENCED Jeff Graves SENIOR President and Chief Executive MANAGEMENT Officer TEAM Dave Hore Steve Harrison Brian Ross Executive Vice Executive Vice Executive Vice President and President and President and Chief President, Sensors President, Test & Financial Officer Simulation Amanda Daniel Todd Mark Losee Phyllis Nordstrom Senior Vice President Klemmensen Senior Vice President Senior Vice President and Chief Human Senior Vice President, and Chief Information and Chief Risk & Resources Officer General Counsel and Officer Compliance Officer Corporate Secretary

7

MTS HISTORY

A GLOBAL LEADER IN TEST, SIMULATION AND SENSING SOLUTIONS


RESEARCH
MTS

1966

Founded in 1966 as spin-off from Research Incorporated

Formed to develop dynamic testing of the mechanical properties and performance of materials, products & structures



1984

Temposonics, Inc. global acquisition

Sensors



2008

SANS acquisition in China

Test & Simulation



2014

Roehrig Engineering Inc. acquisition

Test & Simulation



2016

PCB Group, Inc. global acquisition

Sensors



2018

E2M global acquisition

Test & Simulation



2019

Endevco acquisition

Sensors

8 • Leading global supplier of high-performance test, 8 simulation and measurement systems, and sensors • Differentiated “mission-critical” technology via two AT A GLANCE segments: (a) Test & Simulation and (b) Sensors • Scaled platform provides competitive advantage • Geographic coverage spans six continents • $778M in revenue in 2018 Revenue by Segment1 • 3400 employees worldwide in 2018 37% 63% SENSORS TEST & SIMULATION • Well-diversified revenues across Americas, Europe, and Asia serving seven distinct market sectors Adj. EBITDA by Segment1 • We have 40+ year customers, and help researchers, engineers and manufacturers improve their performance 46% 54% and reduce time to market SENSORS TEST & SIMULATION 1 Based on twelve months ended June 29, 2019

9 UNMATCHED GLOBAL PRESENCE ASIA1 36% 37% AMERICAS1 EUROPE1 27% v Ability to Support and Service Geographically Manufacturing Facilities Diverse Customer Base Provides Significant Sales & Service Affiliates Competitive Advantage Business Partners 1 Based on revenue for twelve Business Partners Coverage months ended June 29, 2019

10 CUSTOMER • Test, Simulation and Sensing • Differentiated technology and solutions that bring value to our application engineering expertise VALUE customers’ products through: CREATION AND • Enhanced precision • Deep long-term customer relationships COMPETITIVE • Improved reliability ADVANTAGES • Greater sustainability • Industry-leading geographic • Superior safety coverage spanning six continents • Rapid delivery to market

1111 REPRESENTATIVE PRODUCT OFFERINGS Test & Simulation Sensors CUSTOMER FOCUS & MISSION CRITICAL OFFERINGS • MTS core values drive our business success…Innovation and Total Customer Satisfaction (TCS) • Longstanding Customer Relationships driven by innovative solutions, delivered with outstanding quality and dependability • Trusted by industry leaders in automotive/motorsport, aerospace, biomedical, civil engineering, energy, materials science, industrial automation, mobile hydraulics and entertainment

1212 BLUE CHIP CUSTOMER BASE • Customer relationships that began 40+ years ago • Highly diverse customer base across a range of attractive end markets • Many customers are market leaders in their industries • Highly customized nature of products enhances customer “stickiness” • No significant concentration of sales with any individual customer

13 KEY MACRO- Worldwide demand for entertainment TRENDS experiences involving motion/flight simulation SUPPORTING at amusement parks OUR GROWTH MOMENTUM Rapidly changing automotive engineering increases product complexity and Industrial automation Changing regulatory and performance requirements and focus on factory consumer emphasis on productivity and environmental impact, energy capacity utilization conservation and sustainability across all markets Increased use of additive manufacturing and advanced materials technology across aerospace, ground transportation, energy and structures markets Accelerated long-term growth in airline traffic, combined with pilot Demand for faster and more age demographics, increases efficient land and air demand for pilot training through transportation systems flight simulation

14 KEY INVESTMENT HIGHLIGHTS Proven ability to generate free cash flow and High revenue deleverage visibility & robust backlog Diversified sources of revenue Attractive industry fundamentals Mission-critical product offerings Experienced management team

15 • As companies continue to prioritize R&D efforts in the face of CUSTOMER increased regulatory concerns and fierce competition, global R&D SPENDING R&D spending continues to be a focus TRENDS SUPPORT GROWTH • Global R&D spending has steadily increased at an average OUTLOOK AND STABILITY annual rate of 5.5% from 2006 to 2018 FOR TEST & SIMULATION MARKETS • R&D growth was highest in China and Europe and 6 of the top 20 R&D spenders were automotive companies Increased R&D 12-year CAGR $782 spending provides = 5.5% $702 attractive tailwind $680 $680 $638 $647 $614 $538 $560 $501 $508 $447 $409 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Global Innovation 1000 R&D Spending ($B) Source: PwC Strategy & Global Innovation 1000 Study: 2015, 2016, 2017 & 2018

1616 TESTING, FACTORY AUTOMATION AND PRODUCT MTS is well-positioned in the growing PERFORMANCE global sensors market REQUIREMENTS DRIVE SENSOR GROWTH 2018 13.2% 2023 $152bn CAGR $283bn Breakdown by End Market Breakdown by Usage 8% 6% 23% 22% Automotive 29% 9% Consumer Goods IoT Sensors Process Industries Chemical Sensors Medical Pressure Sensors 9% Machinery Flow Sensors Construction 18% Aircraft & Marine 25% 11% Miscellaneous 24% 16% Source: BCC 2018 Sensors: Technologies and Markets 2023

1717 ROBUST BACKLOG WITH DIVERSIFIED MTS Revenue by Geography1 MTS Revenue by Sector1 SOURCES OF 5% 5% Ground Vehicles (Test & Simulation) 10% 30% REVENUE 36% 37% Americas Materials (Test & Simulation) Europe Test (Sensors) Position (Sensors) Asia 15% Structures (Test & Simulation) Diversified sources of revenue lessen the Industrial (Sensors) cyclicality of financial performance 20% Systems (Sensors) 27% 15% • Expansive geographic reach without concentration in any specific region • Serving seven distinct sectors and expanding into adjacent vertical markets Backlog ($M) Revenue ($M) $866 $788 $778 $650 $564 $564 $415 $443 $371 $326 $353 $360 1 Based on twelve months ended June 29, 2019 FY2014 FY2015 FY2016 FY2017 FY2018 6/29/19 FY2014 FY2015 FY2016 FY2017 FY2018 LTM 6/29/2019 Note: Backlog is defined as firm orders from customers that remain unfulfilled | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

Brian Ross Executive Vice President and Chief Financial Officer 18

19 FINANCIAL PERFORMANCE Revenue & Gross Margin ($M) Adj. EBITDA & Margin ($M)1 $160 20 $866 $140 $136 $788 19 $778 $120 $120 $115 $650 18 $100 $96 $80 17 38.4% 39.3% 37.8% 35.6% $60 15.7% 16 $40 15.2% 14.8% 14.8% 15 $20 $0 14 FY2016 FY2017 FY2018 LTM 6/29/19 FY2016 FY2017 FY2018 LTM 6/29/19 Revenue Gross Margin Adj. EBITDA Adj. EBITDA Margin 1 See reconciliation to nearest GAAP measure in appendix Note: Historical financials presented on an as reported basis | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

20 BALANCE SHEET AND CASH FLOW Capital Expenditures ($M) FCF & FCF Conversion ($M)1 $21 $58 $20 $54 $18 $49 $48 50.6% 50.2% 45.2% $12 35.3% 3.2% 2.3% 2.3% 1.6% FY2016 FY2017 FY2018 LTM 6/29/19 FY2016 FY2017 FY2018 LTM 6/29/19 Capital Expenditures Capital Expenditures as a % of Revenue FCF FCF Conversion 1 FCF defined as cash from operations less Capex plus proceeds from the sale of property and equipment; FCF Conversion defined as FCF divided by Adj. EBITDA. See reconciliation to nearest GAAP measure in appendix Note: Historical financials presented on an as reported basis | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

21 Q3 FISCAL Revenue ($M) GAAP: Net Income ($M) $260 $45 YEAR 2019 $240 $232 $40 $35 $220 $30 FINANCIAL $200 $195 +19% $25 $180 $20 $160 RESULTS $15 $14 $140 $10 $9 $120 $5 +51% $100 $0 • Total revenue of $232 million 2018 2019 2018 2019 grew 19% versus FY18 • Adjusted EBITDA increased 27% • FY19 Diluted EPS of $0.70 Adjusted EBITDA ($M)1 GAAP: Diluted EPS increased $0.23 per share or $45 49% versus the prior year $40 $0.70 $35 $35 $30 $28 $0.47 $25 +27% +49% $20 $15 $10 $5 $0 2018 2019 2018 2019 1 See reconciliation to nearest GAAP measure in appendix

22 Proven ability to generate free cash flow OPPORTUNITY TO provides consistency in dividends and DELEVERAGE confidence in deleveraging balance sheet Meaningful FCF Generation ($M)1 Disciplined Capital Structure Management ($M) $136 $474 $472 $120 $115 $401 3.1x 2.9x 2.9x $54 $58 $48 50% 45% 35% FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 Adj. EBITDA FCF FCF Conversion Interest-bearing Debt Net Interest-bearing Debt / Adj. EBITDA 1 FCF defined as cash from operations less Capex plus proceeds from the sale of property and equipment; FCF Conversion defined as FCF divided by Adj. EBITDA. See reconciliation to nearest GAAP measure in appendix Note: MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

23 LEVERAGE 700 6 RATIO DECLINES 600 4.75 5 STEADILY 3.96 500 3.87 3.75 4 3.64 3.5 3.5 3.25 400 3 bearing Debt Debt ($M) bearing 2.65 - 2.12 Ratio Leverage 300 2 Net Interest Net 200 1 100 0 FY2017 FY2018 FY2019F FY2020F FY2021F FY2022F Net Interest-bearing Debt Actual/Forecast: Leverage Ratio Debt Covenant Leverage Max.

24 CAPITAL ALLOCATION 24 PRIORITIES • Long-term leverage target of 2.0x-2.5x LEVERAGE • Deleveraging via a combination of debt repayment and Adj. EBITDA growth • Maintain sufficient liquidity to support business operations LIQUIDITY • Over $130 million in liquidity • Invest for organic growth and operational efficiency improvements CAPITAL • Support dividends to shareholders – 40 consecutive years paid DEPLOYMENT • Delever balance sheet and consider acquisitions/share repurchase on an opportunistic basis CAPITAL • Revolver / Term Loan / Senior Notes structure provides long-term funding at STRUCTURE historically low rates while maintaining operating and financial flexibility

MTS 25

CONSOLIDATED FINANCIAL STRATEGIC OUTLOOK

Continued transformation

- Focused investments to grow revenue
- Accelerated leading technology development
- Relentless Total Customer Satisfaction
- Committed operational excellence

ANTICIPATED REVENUE

FY2019	FY2022
~$885	~$1,000

5-7% Avg. Annual Growth

ANTICIPATED GROSS MARGIN

FY2019	FY2022
38%+	40%+

Solid Performance

ANTICIPATED ADJUSTED EBITDA

FY2019	FY2022
15%+	17%+

Steady Increase

Note: MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2019 or FY2019 refers to the fiscal year ended September 28, 2019

Steve Harrison Executive Vice President and President, Test & Simulation 26

27 VISION: ENABLE A BETTER, SAFER, MORE SUSTAINABLE WORLD Earthquake-resistant structures Durable, high-performing vehicles Fuel-efficient aircraft Energy exploration and generation Advanced materials in Knee and spine wear implants Motion systems for entertainment Motion platforms for pilot training extreme environments

2828 OUR Customers use our solutions to improve… Product Development Process SOLUTIONS • Durability • Precision SIMULATE • Performance • Productivity REAL-WORLD • Sustainability • Time to market CONDITIONS • Safety • Efficiency

2929 EXAMPLE: 329i ROAD SIMULATOR SYSTEM • Generate road miles 10x faster than test track • Faster, less expensive, more repeatable results Unmatched reproduction of real-world effects

3030 EXAMPLE: FLIGHT TRAINING MOTION PLATFORM • Industry-leading mechanical smoothness & quietness • Lowest cost of ownership • FAA approved for highest level of simulation Fully electric motion platforms for highest quality flight simulation

3131 EXAMPLE: SEISMIC SIMULATION • Develop building codes • Stabilize and retrofit Indonesia 2018 — 4,340 killed China 2008 — 87,150 killed, 5 million homeless existing structures • Validate structure isolator bearings Reproduce earthquake events in the lab • Underground infrastructure • Nuclear safety University of National Center for Research on E-Defense (Japan) Nevada Reno (USA) Earthquake Engineering (Taiwan)

32 STRONG GLOBAL PRESENCE Americas Revenue ($M) Europe Revenue ($M) Asia Revenue ($M) $300 $300 $300 $265 $253 $250 $250 $250 $221 $200 $200 $200 $170 $146 $150 $132 $150 $150 $112 $122 $100 $100 $93 $100 $50 $50 $50 $0 $0 $0 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 = 100 employees as of 6/29/19 Note: Historical financials presented on an as reported basis | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2019 or FY2019 refers to the fiscal year ended September 28, 2019

33 BROAD AND TRANSPORTATION BALANCED PORTFOLIO We will leverage the breadth of our portfolio to smooth inherently Cyclic cyclical product segments Service MATERIALS • Smart Service • Platinum and concierge services Growing Simulation & Training SERVICE • High-growth markets • Standard electrical products Growing Materials CIVIL STRUCTURES & ENERGY • Updated controllers Cyclic • Local manufacturing (China) SIMULATION & TRAINING Growing

FY2019F Orders 34 Seismic Service Service INVESTING $200 CAGR 9% $150 PREFERENTIALLY 31 25 $100 $$ M IN GROWING 69 75 MARKETS $50 Competitors MTS Competitors MTS $0 FY2018 FY2019F FY2022F Vehicle Durability Simulation and Training Simulation and Training $60 CAGR 30% $50 12 $40 45 $30 55 $$ M $20 88 $10 $0 Competitors MTS Competitors MTS FY2018 FY2019F FY2022F Materials Testing-Dynamic Materials Testing-Monotonic Materials Testing- Monotonic CAGR 3% $100 9 $75 53 47 $50 91 $$ M $25 Competitors MTS Dynamic Competitors MTS Monotonic $0 FY2018 FY2019F FY2022F Sustain leadership in cyclical markets Increase share in growth markets

3535 BEST IN CLASS SERVICE • Smart Service – remote monitoring and support Calibration Refurbishment • Proactive service for system uptime $6.5B installed base over last 20 years • Leverage for equipment sales & emerging market penetration

36 E2M Global Amusement Parks Market Size ACQUISITION $100 CAGR 8.8% OFFERS $50 OPPORTUNITIES $$ B Innovative motion control for IN LARGE, theme park rides GROWING $0 • $65B annual global theme 2017 2018 2019 2020 2021 park revenues MARKETS Source: Amusement Park Global Market Report 2018, The business research company New Pilot Demand 2019-2038 Strong demand for flight simulators driven by need for more pilots 149,000 27,000 212,000 Europe Russia & Central Asia Fleet growth, retirements, North America • & attrition 68,000 645,000 Middle East • 70 new pilots per day Commercial over next 10 years* 29,000 54,000 Africa * CAE Airline Pilot Demand, Jun 2017 98,000 Latin America 266,000 Business Asia Pacific 61,000 Helicopter 440,000 804,000 Active pilots World demand Source: Boeing 2019 Pilot and Technician Outlook

3737 MATERIALS TESTING • Biomedical • Additive manufacturing • Lighter materials for automotive and aerospace Technology drives new applications • Composites Gas Turbine Engine Biomedical • High-temperature applications • Oil & gas

38 ANTICIPATED Improve margins through Shift mix toward more MARGIN efficiencies, reduced waste, profitable standard products IMPROVEMENT and better mix & service Reduce material costs $9M/year by FY2022 FY2019 FY2022 Target Forecast 10 CUSTOM 14% CUSTOM 9% 8 6 4 TAILORED 28% Net Savings ($M Savings Net 2 TAILORED 32% 0 FY2019 FY2020 FY2021 FY2022 Reduce production costs $4.1M/year by FY2022 STANDARD 37% Target Forecast STANDARD 32% 6 4 2 SERVICE 22% SERVICE 26% Net Savings ($M) Savings Net 0 FY2019 FY2020 FY2021 FY2022

39 Balanced Global Footprint Industries MTS TEST & LTM 6/29/19 Revenue % • Aerospace, automotive, materials, SIMULATION infrastructure, energy, simulation 31% FINANCIAL ASIA AMERICAS Competitive Advantages OVERVIEW EUROPE 46% • Market leading position in multiple industries • Broad portfolio of premium products and best 23% in class application expertise v • Unmatched sales and service footprint Orders and Backlog ($M) Revenue ($M) Adj. EBITDA & Margin ($M)1 $600 $501 $495 $502 $545 $73 $500 $504 $500 $465 $62 $400 $364 $346 $400 $50 $312 $300 $300 $200 $200 12.3% 13.4% $100 $100 10.7% $0 $0 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 Orders Backlog Adj. EBITDA Adj. EBITDA Margin 1 See reconciliation to nearest GAAP measure in appendix Note: Backlog is defined as firm orders from customers that remain unfulfilled | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

MTS 40

MTS TEST & SIMULATION FINANCIAL GOALS

Continued Transformation

- Increased share in high-growth markets
- Improved velocity, efficiency, mix
- Differentiated service
- Balanced geographical presence

ANTICIPATED REVENUE

FY2019	FY2022
~$550	~$600

Steady Increase

ANTICIPATED GROSS MARGIN

FY2019	FY2022
30%+	34%+

Solid Improvement

ANTICIPATED ADJUSTED EBITDA

FY2019	FY2022
12%+	15%+

10% CAGR

Note: MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2019 or FY2019 refers to the fiscal year ended September 28, 2019

41

Dave Hore Executive Vice President and President, Sensors 42

43 WHO IS MTS SENSORS? Magnetostrictive Piezoelectric MEMS Position Vibration / Shock Vibration / Motion Pressure / Force Shock / Pressure Approx. $330M Low Capex Market-leading Double-digit Approx. Approx. 20% Revenue (Approx. 3% Technology Annual Growth 50% GM Adj. EBITDA (FY2019) Annually)

44 MTS SENSORS TEST SECTOR % Sensors for R&D and Critical Measurements BUSINESS 35 (A&D, Automotive, Labs, Universities, Others) SECTORS LTM 6/29/19 BREAKDOWN POSITION SECTOR 40% Position Sensors for Machine Control and Process Monitoring Temposonics® INDUSTRIAL SECTOR 15% Sensors for Machine Health Monitoring (Industrial & Energy) SYSTEMS SECTOR 10% Solutions for Calibration, Industrial Hygiene, Noise Monitoring

45 HOW WE SEE 15% Aerospace and Defense TEST SECTOR MTS SENSORS LTM 6/29/19 15% Test and Measurement BREAKDOWN 5% Auto POSITION SECTOR 30% Industrial Process Monitoring 10% Mobile Hydraulics 10% Energy INDUSTRIAL SECTOR 5% Condition Monitoring SYSTEMS SECTOR 10% Systems

46 TOTAL ADDRESSABLE SENSORS MARKET Anticipated FY2019 % Share Anticipated FY2024 % Share Total market size 10 for MTS Sensors 15 FY2019 $3.2B 4% CAGR FY2024 $3.9B 90 85 Competitors MTS Competitors MTS

47 WHAT WILL DRIVE OUR SUCCESS? 10% Revenue Growth Innovative products Double-digit Expanded sales channels New OEM designs Growth = Investments World- Prudent, but aggressive class Innovation Total Customer Satisfaction + World-class delivery Execution on Large World- Continued Department of class Improvements in TCS Defense Contracts New Product Development Operational Releases Excellence

48 Focus on world-class customer SENSORS STRATEGIC service and rapid, innovative GOALS & INITIATIVES new product development 48 HOW WE WIN • 3% from new products (less than five years old) DOUBLE- • 7% from core products (market expansion, global account management, and synergy) DIGIT GROWTH • World-class Total Customer Satisfaction • 0.25% margin improvement 1% Y/Y PROFITABILITY IMPROVEMENT • 0.75% leveraging of operational infrastructure WORLD-CLASS • Nimble – react quickly to customer requirements NEW PRODUCT DEVELOPMENT • Innovative – unique sensor solutions for customer needs • Cross-promotion to generate revenue synergies ONE SENSORS • Integrated under one management team

49 ENDEVCO On August 5, 2019, MTS Sensors ACQUISITION acquired the Endevco product line and related assets from Meggitt PLC • Iconic brand that bolsters our MEMS market position • Innovation leader in the High G MEMS market • Increases our MEMS production capacity Dominance in $40M+ Entry into a $200M+ >15x Current MEMS Expands overall MEMS shock sensor MEMS pressure sensor production capacity sensors product market market portfolio

50 Balanced Global Footprint Industries MTS SENSORS LTM 6/29/19 Revenue % • Aerospace & defense, automotive, industrial automation, fluid power, fuel transmission and storage, and mobile FINANCIAL hydraulic equipment 48% OVERVIEW ASIA AMERICAS Competitive Advantages EUROPE 19% • Wide range of industries served • Leading technology offerings and unrivaled 33% application expertise v • Worldwide support and consultation Orders and Backlog ($M) Revenue ($M) Adj. EBITDA & Margin ($M)1 $65 $351 $322 $62 $336 $314 $58 $295 $284 20.4% 20.7% 19.4% $69 $79 $48 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 FY2017 FY2018 LTM 6/29/19 Orders Backlog Adj. EBITDA Adj. EBITDA Margin 1 See reconciliation to nearest GAAP measure in appendix Note: Backlog is defined as firm orders from customers that remain unfulfilled | MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2018 or FY2018 refers to the fiscal year ended September 29, 2018

MTS 51

MTS SENSORS FINANCIAL GOALS

Continued Transformation

- Accelerated leading technology development
- New products targeted at market requirements
- Relentless Total Customer Satisfaction
- Committed operational excellence

ANTICIPATED REVENUE

FY2019	FY2022
~$330	~$485

10%+ Avg. Annual Growth

ANTICIPATED GROSS MARGIN

FY2019	FY2022
49%+	50%+

Solid Performance

ANTICIPATED ADJUSTED EBITDA

FY2019	FY2022
20%+	22%+

Steady Increase

Note: MTS has a fiscal year end on the Saturday closest to September 30. For example, fiscal year 2019 or FY2019 refers to the fiscal year ended September 28, 2019

Phyllis Nordstrom Senior Vice President and Chief Risk & Compliance Officer 52

53 Advising on business risk OFFICE OF RISK & and compliance across a COMPLIANCE dynamic global footprint Enterprise Risk Management Compliance Programs Business Ethics Internal Assurance

54 STRATEGIC VISION Strategic Planning Global Risk Monitoring Compliance Governance Enterprise Resiliency Driving risk management Ongoing review of external Enhancing compliance Strengthening capabilities through planning & pressures and emerging programs and building to anticipate and respond prioritization opportunities trust with stakeholders to change

55 RISK AND COMPLIANCE CAPABILITIES Executive Oversight • C-suite oversight; influencing strategic planning & prioritization Adaptable Staffing Enhancing capabilities to drive scalable and • Flexible staffing with risk and compliance expertise worldwide operationally integrated risk management Localized Expertise • Embedding risk management talent in our key geographies Data Analysis • Expanding the use of analytics to drive business value and insight

56 Strengthening our focus on ENVIRONMENTAL, responsible business practices SOCIAL & Our commitment to create a better, safer and more GOVERNANCE sustainable world has long driven our ESG efforts, starting with product innovation through responsible business operations Supply Chain Corporate Governance How we partner • Business ethics • Anti-corruption • Board diversity Manufacturing Environmental, Environmental Stewardship How we operate Social & • Product quality Governance • Energy efficiency • Waste reduction (ESG) Products Social Responsibility What we deliver • Product safety • Employee health and safety • Responsible supply chain

57 Helping our customers design ENVIRONMENTAL, products which address global SOCIAL & environmental challenges GOVERNANCE Environment Safety Values Vision Wind Solar Aerospace Rail Increasing reliability and reducing Improving solar panel performance Improving reliability of fabricated Test systems which meet a growing downtime of wind turbines and durability materials to perform at extreme need for faster and more efficient rail temperatures and mass transit systems Static and fatigue testing of wind Testing tolerance to wind, snow, hail turbines and associated systems and moisture Testing products to reduce fuel consumption and produce fewer emissions

58 Developing test systems, motion ENVIRONMENTAL, simulators and sensors to address SOCIAL & trends impacting safety and GOVERNANCE reliability Environment Safety Values Vision INFRASTRUCTURE TRANSPORTATION & MOBILITY Bridges Buildings Automobiles Aerospace Seismic simulation to help Evaluate the behavior of building Solutions to enable precision Static and fatigue testing of engineers design and protect components and full-scale measurements to optimize aircraft and sub-components to bridges structures under true vehicle performance, including help design lighter weight earthquake conditions durability and safety aircraft

59 ENVIRONMENTAL, Strategically integrated and aligned Integrating ESG within our strategy to SOCIAL & shape how we work with customers and GOVERNANCE suppliers Environment Safety Values Vision R&D and Innovation Engineering and Design Strategic Integration Environmental, Alignment & Oversight Sourcing and Social & Operational Supply Chain Governance Excellence Transparency of Reporting Human Capital Mergers & Acquisitions

60 ENVIRONMENTAL, Activities focused on driving SOCIAL & both short-term and long-term GOVERNANCE value to our stakeholders Environment Safety Values Vision Current progress … … What’s next Integrating our corporate priorities Enhancing ESG communications and business line strategies and reporting Evolving strategies to address Driving value to our customers, megatrends and customer employees and investors expectations Focusing on continuous Managing risk to our business and improvement to meet shareholder customers expectations Fall 2019: Launch of MTS ESG reporting on mts.com

61

62 APPENDIX

MTS 63

ADJ. EBITDA & MARGIN RECONCILIATION— TOTAL MTS

($M)	Fiscal Year			Nine Months Ended		LTM
	2016	2017	2018	6/30/18	6/29/19	6/29/19
Net income	$27	$25	$61	$51	$38	$49
Net income margin	*4.2%*	*3.2%*	*7.9%*	*8.7%*	*5.7%*	*5.7%*
Income tax provision (benefit)	6	(2)	(17)	(21)	6	10
Interest expense, net	8	31	26	20	21	27
Depreciation and amortization	24	36	34	26	28	37
EBITDA [1]	**$66**	**$89**	**$105**	**$75**	**$93**	**$123**
Stock-based compensation	7	6	7	5	7	9
Acquisition-related expense [2]	10	-	-	-	1	1
Acquisition integration expense [3]	2	4	-	-	-	-
Acquisition inventory fair value adjustment	8	8	-	-	1	1
Restructuring expense [4]	3	4	3	1	-	2
China investigation expense [5]	-	9	-	-	-	-
Adj. EBITDA [1]	**$96**	**$120**	**$115**	**$82**	**$103**	**$136**
Adj. EBITDA margin[1,6]	*14.8%*	*15.2%*	*14.8%*	*14.2%*	*15.4%*	*15.7%*

[1] Denotes non-GAAP financial measures
[2] Acquisition-related expense was adjusted to exclude stock-based compensation expense and forfeitures included in the stock-based compensation line
[3] Acquisition integration expense was adjusted to exclude interest expense that is included in the interest expense, net line
[4] Restructuring expense was adjusted to exclude stock-based compensation expense and forfeitures, and depreciation expense included in the stock-based compensation and depreciation and amortization lines, respectively
[5] China investigation expense includes expenses related to our internal investigation into violations of our Code of Conduct involving certain employees in our China operations. The investigation was resolved in fiscal year 2017
[6] Adjusted EBITDA was divided by revenue when calculating the Adjusted EBITDA margin

Note: Actual numbers may differ due to rounding

MTS 64

ADJ. EBITDA & MARGIN RECONCILIATION— TEST & SIMULATION

	Fiscal Year			Nine Months Ended		LTM
($M)	2016	2017	2018	6/30/18	6/29/19	6/29/19
Income from operations	$41	$29	$19	$13	$31	$38
Income from operations margin	*7.9%*	*5.7%*	*4.1%*	*3.7%*	*7.4%*	*6.9%*
Other income (expense), net	0	(1)	5	0	0	5
Depreciation and amortization	17	17	16	12	15	19
EBITDA [1]	**$58**	**$45**	**$40**	**$25**	**$46**	**$62**
Stock-based compensation	7	5	6	5	6	8
Acquisition-related expense [2]	-	-	-	-	1	1
Acquisition inventory fair value adjustment	-	-	-	-	1	1
Restructuring expense [3]	1	3	3	1	0	2
China investigation expense [4]	-	9	-	-	-	-
Adj. EBITDA [1]	**$66**	**$62**	**$50**	**$31**	**$55**	**$73**
Adj. EBITDA margin[1,5]	*12.9%*	*12.3%*	*10.7%*	*9.1%*	*12.9%*	*13.4%*

[1] Denotes non-GAAP financial measures
[2] Acquisition-related expense was adjusted to exclude stock-based compensation expense and forfeitures included in the stock-based compensation line
[3] Restructuring expense was adjusted to exclude stock-based compensation expense and forfeitures, and depreciation expense included in the stock-based compensation and depreciation and amortization lines, respectively
[4] China investigation expense includes expenses related to our internal investigation into violations of our Code of Conduct involving certain employees in our China operations. The investigation was resolved in fiscal year 2017
[5] Adjusted EBITDA was divided by revenue when calculating the Adjusted EBITDA margin

Note: Actual numbers may differ due to rounding

MTS 65

ADJ. EBITDA & MARGIN RECONCILIATION— SENSORS

($M)	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018	Nine Months Ended 6/30/18	Nine Months Ended 6/29/19	LTM 6/29/19
Income from operations	$1	$26	$46	$37	$34	$43
Income from operations margin	*0.8%*	*9.2%*	*14.6%*	*15.5%*	*13.8%*	*13.4%*
Other income (expense), net	(0)	0	0	(0)	(0)	(0)
Depreciation and amortization	7	18	18	14	14	18
EBITDA[1]	**$8**	**$44**	**$64**	**$50**	**$47**	**$61**
Stock-based compensation	0	1	1	1	1	1
Acquisition-related expense [2]	10	-	-	-	-	-
Acquisition integration expense [3]	2	4	-	-	-	-
Acquisition inventory fair value adjustment	8	8	-	-	-	-
Restructuring expense [4]	1	1	0	0	-	0
Adj. EBITDA[1]	**$30**	**$58**	**$65**	**$51**	**$48**	**$62**
Adj. EBITDA margin[1,5]	*21.9%*	*20.4%*	*20.7%*	*21.5%*	*19.7%*	*19.4%*

[1] Denotes non-GAAP financial measures
[2] Acquisition-related expense was adjusted to exclude stock-based compensation expense and forfeitures included in the stock-based compensation line
[3] Acquisition integration expense was adjusted to exclude interest expense included in the interest expense, net line
[4] Restructuring expense was adjusted to exclude stock-based compensation expense and forfeitures, and depreciation expense include in the stock-based compensation and depreciation and amortization lines, respectively
[5] Adjusted EBITDA was divided by revenue when calculating the Adjusted EBITDA margin

Note: Actual numbers may differ due to rounding

66 FREE CASH FLOW Fiscal Year LTM ($M) 2016 2017 2018 6/29/19 Net cash provided by operating activities 68 72 63 61 Purchases of property and equipment (continuing ops) (21) (18) (12) (20) Purchases of property and equipment (disc ops) 2 - 7 7 Free cash flow1 49 54 58 48 Adj. EBITDA1 $96 $120 $115 $136 Free cash flow conversion1 51% 45% 50% 35% 1 Denotes non-GAAP financial measures